LEASES	12 Months Ended
Jun. 26, 2013
Leases [Abstract]
LEASES
LEASES
(a) Capital Leases
We lease certain buildings under capital leases. The asset value of $39.0 million at June 26, 2013 and $39.4 million at June 27, 2012, and the related accumulated amortization of $18.2 million and $16.2 million at June 26, 2013 and June 27, 2012, respectively, are included in property and equipment. Amortization of assets under capital leases is included in depreciation and amortization expense.
(b) Operating Leases
We lease restaurant facilities and office space under operating leases having terms expiring at various dates through fiscal 2093. The restaurant leases have renewal clauses of 1 to 35 years at our option and, in some cases, have provisions for contingent rent based upon a percentage of sales in excess of specified levels, as defined in the leases. We include other rent-related costs in rent expense, such as common area maintenance, taxes and amortization of landlord contributions.
Rent expense consists of the following (in thousands):

	2013	2012	2011
Straight-lined minimum rent	$88,773	$88,194	$87,969
Contingent rent	3,637	3,752	4,138
Other	9,296	9,344	8,860
Total rent expense	$101,706	$101,290	$100,967

(c) Commitments
As of June 26, 2013, future minimum lease payments on capital and operating leases were as follows (in thousands):

Fiscal Year	Capital Leases	Operating Leases
2014	$5,581	$102,832
2015	5,692	93,741
2016	5,806	80,273
2017	5,709	57,389
2018	5,521	38,818
Thereafter	42,170	99,089
Total minimum lease payments(a)	70,479	$472,142
Imputed interest (average rate of 7%)	(24,798)
Present value of minimum lease payments	45,681
Less current installments	(2,596)
	$43,085
____________________________________________________________________

(a)
Future minimum lease payments have not been reduced by minimum sublease rentals to be received in the future under non-cancelable subleases. Sublease rentals are approximately $37.4 million and $54.8 million for capital and operating subleases, respectively.